                                                                    EXHIBIT 10.2

______________________________________________________________________________


                         DONNA KARAN INTERNATIONAL INC.



                           1996 STOCK INCENTIVE PLAN


______________________________________________________________________________

                               Table of Contents

                                                                   Page
                                                                   ----
I.         PURPOSES OF THE PLAN..................................     1
           --------------------

II.        DEFINITIONS...........................................     1
           -----------

III.       EFFECTIVE DATE........................................     5
           --------------

IV.        ADMINISTRATION........................................     5
           --------------
           A.    Duties of the Committee.........................     5
                 -----------------------
           B.    Advisors........................................     5
                 --------
           C.    Determinations..................................     6
                 --------------

V.         SHARES; ADJUSTMENT UPON CERTAIN EVENTS................     6
           --------------------------------------
           A.    Shares to be Delivered; Fractional Shares.......     6
                 -----------------------------------------
           B.    Number of Shares................................     6
                 ----------------
           C.    Adjustments; Recapitalization, etc..............     6
                 ----------------------------------

VI.        TERMS OF OPTIONS......................................     7
           ----------------
           A.    Grant...........................................     7
                 -----
           B.    Exercise Price..................................     8
                 --------------
           C.    Number of Shares................................     8
                 ----------------
           D.    Exercisability..................................     8
                 --------------
           E.    Exercise of Options.............................     8
                 -------------------
           F.    Incentive Stock Option Limitations..............     9
                 ----------------------------------
           G.    Buy Out and Settlement Provisions...............     9
                 ---------------------------------
           H.    Modification, Extension and Renewal
                 -----------------------------------
                 of Options......................................     9
                 ----------
           I.    Other Terms and Conditions......................    10
                 --------------------------

VII.       RESTRICTED SHARES.....................................    10
           -----------------

           A.  Restricted Shares.................................    10
               -----------------
           B.  Awards and Certificates...........................    10
               -----------------------

VIII.      ACCELERATION EVENTS...................................    11
           -------------------

IX.        TERMINATION OF EMPLOYMENT.............................    12
           -------------------------
           A.   General..........................................    12
                -------
           B.   Termination by Company for Cause.................    12
                --------------------------------
           C.   Miscellaneous....................................    12
                -------------
           D.   Cancellation of Options..........................    12
                -----------------------

X.         NONTRANSFERABILITY OF AWARDS..........................    13
           ----------------------------

                                                                   Page
                                                                   ----
XI.        RIGHTS AS A STOCKHOLDER...............................    13
           -----------------------

XII.       TERMINATION, AMENDMENT AND MODIFICATION...............    13
           ---------------------------------------

XIII.      USE OF PROCEEDS.......................................    14
           ---------------

XIV.       GENERAL PROVISIONS....................................    14
           ------------------
           A.  Right to Terminate Employment or
               --------------------------------
               Consultancy.......................................    14
               -----------
           B.  Trusts, etc.......................................    14
               ------------
           C.  Notices...........................................    14
               -------
           D.  Severability of Provisions........................    15
               --------------------------
           E.  Payment to Minors, Etc............................    15
               -----------------------
           F.  Headings and Captions.............................    15
               ---------------------
           G.  Controlling Law...................................    15
               ---------------
           H.  Other Benefits....................................    15
               --------------
           I.  Costs.............................................    15
               -----
           J.  Section 16(b) of the Exchange Act.................    15
               ---------------------------------
           K.  Death/Disability..................................    16
               ----------------

XV.        ISSUANCE OF STOCK CERTIFICATES;
           LEGENDS; PAYMENT OF EXPENSES..........................    16
           ----------------------------
           A.  Stock Certificates................................    16
               ------------------
           B.  Legends...........................................    16
               -------

XVI.       LISTING OF SHARES AND RELATED MATTERS.................    16
           -------------------------------------

XVII.      WITHHOLDING OF TAXES..................................    17
           --------------------

                         DONNA KARAN INTERNATIONAL INC.


                           1996 STOCK INCENTIVE PLAN


I.   PURPOSES OF THE PLAN
     --------------------

     The purposes of this 1996 Stock Incentive Plan (the "Plan") are to enable Donna Karan International Inc. (the "Company"), each Designated Parent (as defined herein) and Designated Subsidiaries (as defined herein) to attract, retain and motivate certain employees and consultants who are important to the success and growth of the business of the Company, such Designated Parent and Designated Subsidiaries and to create a long-term mutuality of interest between such individuals and the stockholders of the Company by granting Awards (as defined herein) under the Plan.


II.  DEFINITIONS
     -----------

     In addition to the terms defined elsewhere herein, for purposes of this Plan, the following terms will have the following meanings when used herein with initial capital letters:

     A.  "Agreement" means an agreement evidencing the grant of an Award.

     B. "Award" means any Option or Restricted Shares granted pursuant to the Plan.

     C.  "Board" means the Board of Directors of the Company.

     D. "Cause" means with respect to a Participant's Termination of Employment, (1) in the case where there is no employment or consulting agreement between the Company, Designated Parent or Designated Subsidiary (as applicable) and the Participant, or where there is an employment or consulting agreement, but such agreement does not define cause (or words of like import), termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, gross negligence, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company, Designated Parent or Designated Subsidiary, as may be applicable, or the Participant's conviction of a felony or other crime involving, in the sole discretion of the Committee, moral turpitude; or (2) in the case where there is an employment or consulting agreement between the Company,

Designated Parent or Designated Subsidiary (as applicable) and the Participant, termination that is or would be deemed to be for cause (or words of like import) as defined under such agreement. The Committee shall have sole discretion to determine whether cause exists, and its determination shall be final, binding and conclusive.

     E.  "Change In Control" means any of the following:

               (a) the acquisition by any "person" (as such term is used in Section 13(d) or 14(d) of the Exchange Act) other than a person who is a stockholder of the Company on the effective date of the registration statement filed under the Securities Act relating to the first public offering of securities of the Company (an "Initial Stockholder") of 30% or more of the voting power of securities of Company or the acquisition by an Initial Stockholder other than an affiliate of Gabrielle Studio, Inc.
     (and excluding any such acquisition resulting from a purchase, sale or transfer of Takinyo Inc. stock by and between any of the current stockholders of Takinyo Inc.) of an additional 5% of the voting power of securities of the Company over and above that owned immediately after the closing date of the initial public offering of the Company's Common Stock; excluding, however, the following: (x) any acquisition by the Company or a Subsidiary or an affiliate of any of the foregoing, or (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary; or

               (b) any merger or sale of substantially all of the assets of the Company under circumstances where the holders of 20% or more of the equity securities of the surviving entity of such transaction were not holders of the Common Stock of the Company immediately prior to the consummation of such transaction; or

               (c) any change in the composition of the Board of Directors of the Company not approved by (i) a majority of the Board prior to such change and (ii) by not less than two directors of the Company who were directors prior to the time any person who was not an Initial Stockholder acquired 30% or more of the voting power of securities of the Company.

          F. "Code" means the Internal Revenue Code of 1986, as amended and all rules and regulations promulgated thereunder.

          G. "Committee" means the committee appointed by the Board to administer the Plan, consisting of two or more members of the Board as may be appointed from time to time by the Board each of whom shall qualify as a "disinterested person" or "non-employee director" as defined in Rule 16b-3 promulgated under Section 16(b) of the Exchange Act to the extent then required.

          H. "Common Stock" means the common stock of the Company, par value $0.01 per share, any Common Stock into which the Common Stock may be converted and any Common Stock resulting from any reclassification of the Common Stock.

          I. "Company" means Donna Karan International Inc., a Delaware corporation.

          J. "Consultant" means any executive-level consultant of, or advisor to, the Company, Designated Parent or Designated Subsidiary as determined by the Committee.

          K. "Designated Parent" means any Parent which has been designated from time to time by the Board to participate in the Plan.

          L. "Designated Subsidiary" means any Subsidiary which has been designated from time to time by the Board to participate in the Plan.

          M. "Disability" means (1) in the case where there is no employment agreement between the Company, Designated Parent or Designated Subsidiary (as applicable) and the Participant, or where there is an employment agreement, but such agreement does not define disability, total and permanent disability, as defined in Section 22(e)(3) of the Code; or (2) in the case where there is an employment agreement between the Company, Designated Parent or Designated Subsidiary (as applicable) and the Participant, disability as defined under such employment agreement.

          N. "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

          O. "Fair Market Value" of a share of Common Stock means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales prices reported for the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not readily tradable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be such amount as is set by the Committee in good faith.

          P. "Incentive Stock Option" means any Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code. Notwithstanding anything herein to the contrary, Incentive Stock Option shall be granted solely to Key Employees and shall not be granted to Consultants.

          Q. "Key Employee" means any person who is an officer or other valuable employee of the Company, (regardless of title or position) a Designated Parent or a Designated Subsidiary, as determined by the Committee in its sole discretion.

          R. "Non-Qualified Stock Option" shall mean any Option awarded under this Plan that is not an Incentive Stock Option.

          S. "Option" means the right to purchase the number of shares granted in the Option Agreement at a prescribed purchase price on the terms specified in the Plan.

          T. "Parent" means, other than the Company, (i) any corporation in an unbroken chain of corporations ending with the Company which owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain or (ii) any corporation or trade or business (including, without limitation, a partnership or limited liability company) which controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest) of the Company.

          U. "Participant" means a Key Employee or Consultant who is granted an Award under the Plan which Award has not expired.

          V. "Restricted Shares" means shares of Common Stock or the right to receive shares of Common Stock, as the case may be, awarded to a Key Employee of the Company, Designated Parent or a Designated Subsidiary pursuant to Article VII.

          W. "Retirement" means a Termination of Employment without Cause at or after age 65 (or, with the consent of the Committee, before age 65).

          X. "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

          Y.   "Share" means a share of Common Stock.

          Z. "Subsidiary" means, other than the Company, (i) any corporation in an unbroken chain of corporations beginning with the Company which owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; (ii) any corporation or trade or business (including, without limitation, a partnership or limited liability company) which is controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest) by the Company or one of its Subsidiaries; or (iii) any other entity, approved by the Board as a Subsidiary under the Plan, in which the Company or any of its Subsidiaries has an equity or other ownership interest.

          AA. "Ten Percent Stockholder" shall mean a person owning at the time the Option is granted Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a Designated Parent or Designated Subsidiary.

          AB. "Termination of Employment" with respect to an individual means that individual is no longer actively employed as an employee by the Company, a Parent or a Subsidiary, irrespective of whether or not such employee is receiving salary continuance pay, is continuing to participate in other employee benefit programs or is otherwise receiving severance type payments. With respect to a Consultant, "Termination of Employment" means that the Consultant is no longer acting as a Consultant to the Company, Designated Parent or Designated Subsidiary. In the event an entity shall cease to be a Subsidiary, there shall be deemed a

Termination of Employment of any individual who is not otherwise an employee or Consultant of the Company, a Parent or another Subsidiary at the time the entity ceases to be a Subsidiary. In the event an entity shall cease to be a Parent, there shall be deemed a Termination of Employment of any individual who is not otherwise an employee or Consultant of the Company, another Parent or a Subsidiary at the time the entity ceases to be a Parent.


III. EFFECTIVE DATE
     --------------

          The Plan shall become effective on ___________. Grants of Awards by the Committee under the Plan may be made on or after the Effective Date of the Plan.


IV.  ADMINISTRATION
     --------------

          A.   Duties of the Committee.  The Plan shall be administered and
               -----------------------
interpreted by the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to select Participants in, and grant Awards under, the Plan; to determine the terms, exercise price and form of exercise payment for each Option granted under the Plan and the terms and conditions (which need not be identical) of all Options granted under the Plan; when and how an Award can be exercised and whether in whole or in installments; to determine whether and to what extent Incentive Stock Options and Non-Qualified Stock Options, or any combination thereof, are to be granted hereunder to one or more Key Employees or Consultants; to prescribe the form or forms of instruments evidencing Awards and any other instruments required under the Plan (which need not be uniform); and to make all other determinations and to take all such steps in connection with the Plan and the Awards as the Committee, in its sole discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. Any determination, action or conclusion of the Committee shall be final, conclusive and binding on all parties. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

          B.   Advisors.  The Committee may employ such legal counsel,
               --------
consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

          C.  Determinations.  Each determination, interpretation or other
              --------------
action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company, a Designated Parent and Designated Subsidiaries, directors, officers and other employees of the Company, a Designated Parent and Designated Subsidiaries, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.


V.   SHARES; ADJUSTMENT UPON CERTAIN EVENTS
     --------------------------------------

          A.   Shares to be Delivered; Fractional Shares.  Shares to be issued
               -----------------------------------------
under the Plan shall be made available, at the sole discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by the Company and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option. Fractional Shares resulting from any adjustment in Awards described in Article V(C) or otherwise shall be aggregated. With respect to any remaining fractional Share, upon exercise of any Option, the Company shall pay a cash adjustment equal to the pro rata portion of the Fair Market Value of one Share on the date of exercise.

          B.   Number of Shares.  Subject to adjustment as provided in this
               ----------------
Article V, the maximum aggregate number of Shares that may be issued under the Plan shall be 1,600,000. If Options are for any reason cancelled, or expire or terminate unexercised, the Shares covered by such Options shall again be available for the grant of Options, subject to the foregoing limit. If Restricted Shares are forfeited or otherwise do not become vested, the Shares covered by such Restricted Share Agreement shall again be available for the grant of Awards, subject to the foregoing limit.

          C.   Adjustments; Recapitalization, etc.
               -----------------------------------

               1. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company, a Designated Parent or Designated Subsidiary, any sale or transfer of all or part of their assets or business or any other corporate act or proceeding. The Committee may make or provide for such adjustments in the maximum number of Shares specified in
Article V(B), in the number of Shares covered by outstanding Awards granted hereunder, and/or in the exercise price, grant price or Purchase Price applicable to such Awards or such other adjustments in the number and kind of securities received upon the exercise of Options, as the Committee in its sole discretion may determine is equitably required to prevent dilution or enlargement of the rights of Participants or to otherwise recognize the effect that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing.

          2. In the event of a merger or consolidation in which the Company or a Designated Parent is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's or a Designated Parent's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's or a Designated Parent's assets (the foregoing being referred to as "Acquisition Events"), then the Committee may in its sole discretion terminate all outstanding Options effective as of the consummation of the Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event; provided that, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Participant shall have the right to exercise in full all the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

          Notwithstanding the foregoing, at the discretion of the Committee, the provisions contained in this subsection shall be adjusted as they apply to Options granted to Participants within six months before the occurrence of an Acquisition Event if the holder of such Option is subject to the reporting requirements of Section 16(a) of the Exchange Act in such manner as determined by the Committee, including without limitation, terminating Options at specific dates after the Acquisition Event, in order to give the Participant the benefit of the Option. If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options pursuant to this Article V(C)(2), then the provisions of Article V(C)(1) shall apply.

          3. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number and class of shares and/or other securities or property subject to Awards theretofore granted or the exercise price, grant price or Purchase Price (as hereinafter defined).


VI.  TERMS OF OPTIONS
     ----------------

          A.   Grant.  The Committee may grant Non-Qualified Stock Options or
               -----
Incentive Stock Options, or any combination thereof to Key Employees and may grant Non-Qualified Stock Options to Consultants. Notwithstanding the foregoing, that during the calendar year 1996, in no event shall the Committee grant Options to Stephan Weiss, Donna Karan, Frank
R. Mori and Tomio Taki. Each Option shall be evidenced by an Option Agreement in such form as the Committee shall approve from time to time.

          B.   Exercise Price.  The purchase price per Share (the "Purchase
               --------------
Price") deliverable upon the exercise of a Non-Qualified Stock Option shall be determined by the Committee and set forth in a Participant's Option Agreement, provided that the Purchase Price shall not be less than 100% of the Fair Market Value of a Share at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Stockholder, the Purchase Price shall be no less than 110% of the Fair Market Value of a Share.

          C.   Number of Shares.  With respect to an Option granted to a
               ----------------
Participant, the Option Agreement shall specify the number of Shares underlying such Option, as determined by the Committee in its sole discretion.

          D.   Exercisability.   At the time of grant, the Committee shall
               --------------
specify when and on what terms the Options granted shall be exercisable. In the case of Options not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Options may be exercised and may waive any other conditions to exercise. No Option shall be exercisable after the expiration of ten years from the date of grant; provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five years. Each Option shall be subject to earlier termination as provided in Article IX below. Other than on a Change In Control, no Option which is granted to a Participant who is subject to Section 16(b) of the Exchange Act shall be exercisable before six months after it is granted solely to the extent required by Section 16(b) of the Exchange Act.

          E.   Exercise of Options.
               -------------------

               1. A Participant may elect to exercise all or any portion of the Participant's Option by giving written notice to the Committee of such election and of the number of Shares with respect to such Option which Participant has elected to purchase, accompanied by payment in full of the aggregate Purchase Price for the number of Shares for which the Option is being exercised.

               2. Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise as follows:

               (a) in cash or by check, bank draft or money order payable to the order of Company;

               (b) if the Shares are traded on a national securities exchange, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Purchase Price; or

               (c) on such other terms and conditions as may be acceptable to the Committee (which may include payment in full or in part by the transfer of Shares which, if owned by a Participant who is subject to Section 16(b) of the Exchange Act, have been held by the Participant for at least six months solely to the extent required by Section 16(b) of the Exchange Act, or the surrender of vested Options owned by the Participant) and in accordance with applicable law.

          F.   Incentive Stock Option Limitations.  To the extent that the
               ----------------------------------
aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option.

          To the extent permitted under Section 422 of the Code, or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement, if (i) a Participant's employment with the Company or Designated Subsidiary is terminated by reason of death, Disability, Retirement or Termination of Employment without Cause (except as otherwise provided herein), and (ii) the portion of any Incentive Stock Option that would be exercisable during the post-termination period specified under Article IX but for the $100,000 limitation currently contained in Section 422(d) of the Code, is greater than the portion of such Stock Option that is immediately exercisable as an `incentive stock option' during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option. If the exercise of an Incentive Stock Option is accelerated for any reason, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

          Should any of the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company, except as otherwise required by law.

          G.   Buy Out and Settlement Provisions.  The Committee may at any time
               ---------------------------------
on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

          H.   Modification, Extension and Renewal of Options.  The Committee
               ----------------------------------------------
may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

          I.  Other Terms and Conditions.  Options may contain such other
              --------------------------
provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

VII. RESTRICTED SHARES
     -----------------

          Awards granted pursuant to this Article VII shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein. Restricted Shares may be issued either alone or in addition to other Awards granted under the Plan.

          A.  Restricted Shares.  The Committee shall determine the eligible
              -----------------
persons to whom, and the time or times at which, grants of Restricted Shares will be made, the number of Shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. Notwithstanding the foregoing, during the calendar year 1996, in no event shall the Committee grant Restricted Shares to Stephan Weiss, Donna Karan, Frank R. Mori and Tomio Taki. The Committee may condition the grant of Restricted Shares upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

          B.  Awards and Certificates.  The prospective Participant selected to
              -----------------------
receive Restricted Shares shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Award Agreement to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

          1.        Purchase Price.  The purchase price for Restricted Shares
                    --------------
may be less than their par value and may be zero, to the extent permitted by applicable law.

          2.        Acceptance.  Awards of Restricted Shares must be accepted
                    ----------
within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Share Award Agreement and by paying whatever price (if any) the Committee has designated thereunder.

          3.        Certificates.  Upon an Award of Restricted Shares, the
                    ------------
Committee may, in its sole discretion, decide to either have the Company or other agent appointed by the Committee hold the share certificates representing such Restricted Shares in escrow or issue share certificates to the Participant.

          4.  Restrictions/Vesting.  Restricted Shares may not be sold,
              --------------------
assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution within the six (6) month period following the date the Award is granted or such other period as determined by the Committee (including no period). Any attempt to dispose of any such Shares of stock in contravention of such restrictions shall be null and void and without effect. Unless otherwise provided in the applicable Agreement, a Participant's Restricted Shares shall be fully vested on the date of the Award.

          5.  Ownership.  Except to the extent otherwise set forth in the Award
              ---------
Agreement, the Participant shall possess all incidents of ownership of such shares, subject this Article VII, including the right to receive dividends with respect to such Shares and to vote and tender such Shares. The Committee, in its sole discretion, as determined at the time of the Award, may permit or require the payment of dividends to be deferred.


VIII.  ACCELERATION EVENTS
       -------------------

          Unless otherwise provided in the applicable Agreement, all Options granted and not previously exercisable shall become vested and fully exercisable immediately upon the occurrence of a Change In Control and the restrictions to which Restricted Shares granted prior to the Change In Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change In Control.

          The Committee, in its sole discretion, may provide, as part of the Agreement or otherwise, for the purchase of any Option granted under the Plan by the Company, a Designated Parent or a Designated Subsidiary for an amount of cash equal to the excess of the Change In Control Price (as defined herein) of the shares of Common Stock covered by such Option, over the aggregate exercise price or purchase price of such Option. For purposes of this Plan, Change In Control Price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change In Control, or (ii) the highest Fair Market Value at any time during the 60-day period preceding a Change In Control.


IX. TERMINATION OF EMPLOYMENT
    -------------------------

          A.   General.  Unless otherwise provided in the applicable Agreement,
               -------
if a Participant's employment or consultancy shall terminate due to Retirement, Disability or for any reason other than for Cause prior to the complete exercise of an Option (or deemed exercise thereof), then such Option shall thereafter be exercisable to the extent such Option is vested and shall remain exercisable for
[     ] [years/months]; provided, however, that no Option may be exercised after the scheduled expiration date of such Option. Unless otherwise provided in the Restricted Share Agreement, if a Participant's employment or consultancy shall terminate due to Retirement, Disability or for any reason other than for Cause at any time, Restricted Shares shall not be forfeited for any reason and the restrictions in Article VII(B)(4) shall continue to apply to such Restricted Shares. Any termination of employment or consultancy by the Company for Cause will be treated in accordance with the provisions of paragraph (B) below.

          B.   Termination by Company for Cause.  Unless otherwise provided in
               --------------------------------
the applicable Agreement, if a Participant's employment or consultancy with the Company, Parent or a Subsidiary shall be terminated by the Company, Parent or such Subsidiary for Cause, then all outstanding Options held by such Participant shall immediately terminate and rights to all Restricted Shares shall be forfeited immediately.

          C.   Miscellaneous.  The Committee may determine whether any given
               -------------
leave of absence constitutes a Termination of Employment. Awards granted under the Plan shall not be affected by any change of employment so long as the Participant continues to be an employee of the Company, Parent or a Subsidiary.

          D.   Cancellation of Options.  Except as otherwise provided in Article
               -----------------------
VIII, no Options that were not exercisable during the period of employment shall thereafter become exercisable upon a Termination of Employment for any reason or no reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Employment, unless the Committee determines in its sole discretion that such Options shall be exercisable.

X.   NONTRANSFERABILITY OF AWARDS
     ----------------------------

          No Award shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution, and during the lifetime of the Participant may be exercised only by the Participant or his or her guardian or legal representative. In addition, except as provided above, no Award shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Award shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Award, or in the event of any levy upon any Award by reason of any execution, attachment or similar process contrary to the provisions hereof, such Award shall immediately terminate and become null and void.


XI.  RIGHTS AS A STOCKHOLDER
     -----------------------

          A Participant shall have no rights as a stockholder with respect to any Shares covered by such Participant's Award until such Participant shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided in this Plan.


XII. TERMINATION, AMENDMENT AND MODIFICATION
     ---------------------------------------

          The Plan shall terminate at the close of business on the tenth anniversary of the Effective Date (the "Termination Date"), unless terminated sooner as hereinafter provided, and no Award shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Awards that by their terms continue beyond the Termination Date. At any time prior to the Termination Date, the Committee or Board may amend or terminate the Plan or suspend the Plan in whole or in part.

          The Committee or Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company complies with any regulatory requirements referred to in Article XIV), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise
                                      --------  -------
required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not, be materially impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company entitled to vote, solely to the extent required by Section 16(b) of the Exchange Act, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Article V) or, with respect to Awards; (ii) decrease the minimum Purchase Price of any Award; (iii) extend the maximum period during which an Option may be exercised under Article VI(D) or (iv) effect any change that would require stockholder approval under Section 16(b) of the Exchange Act.

          The Committee or the Board may amend the terms of any Award granted, prospectively or retroactively, but, subject to Article VIII above or as otherwise provided herein, no such amendment or other action by the Committee or the Board shall materially impair the rights of any Participant without the Participant's consent. No modification of an Award shall adversely affect the status of an Incentive Stock Option as an incentive stock option under Section 422 of the Code. Notwithstanding the foregoing and solely to the extent required by Section 16(b) of the Exchange Act, neither the Board nor the Committee may make any determination or interpretation or take any other action which would cause any member of the Committee to cease to be a "disinterested person" or "non-employee director" with regard to the Plan for purposes of Rule 16b-3 under the Exchange Act.


XIII.  USE OF PROCEEDS
       ---------------

          The proceeds of the sale of Shares subject to Awards under the Plan are to be added to the general funds of Company and used for its general corporate purposes as the Board shall determine.


XIV. GENERAL PROVISIONS
     ------------------

          A.   Right to Terminate Employment or Consultancy.  Neither the
               --------------------------------------------
adoption of the Plan nor the grant of Awards shall impose any obligation on the Company, a Designated Parent or Designated Subsidiaries to continue the employment or consultancy of any Participant, nor shall it impose any obligation on the part of any Participant to remain in the employ of the Company, Designated Parent or Designated Subsidiaries.

          B.   Trusts, etc.  Nothing contained in the Plan and no action taken
               ------------
pursuant to the Plan (including, without limitation, the grant of any Award thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

          C.   Notices.  Any notice to the Company required by or in respect of
               -------
this Plan will be addressed to Donna Karan International Inc. at 550 Seventh Avenue, New York, New York 10018, Attention: General Counsel (or such other place of business as shall become Donna Karan International Inc. principal executive offices from time to time). Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any such notice to the Participant will, if the Company has received notice that the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of his status and address (and has provided such reasonable substantiating information as the Company may request) by written notice under this Article XIV. Any notice required by or in respect of this Plan will be deemed to have been duly given when delivered in person or when dispatched by telecopy or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid. The Company assumes no responsibility or obligation to deliver any item mailed to such address that is returned as undeliverable to the addressee and any further mailings will be suspended until the Participant furnishes the proper address.

          D.   Severability of Provisions.  If any provisions of the Plan shall
               --------------------------
be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

          E.   Payment to Minors, Etc.  Any benefit payable to or for the
               -----------------------
benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

          F.   Headings and Captions.  The headings and captions herein are
               ---------------------
provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

          G.   Controlling Law.  The Plan shall be construed and enforced
               ---------------
according to the laws of the State of Delaware, without giving effect to rules governing the conflicts of laws.

          H.   Other Benefits.  No payment under this Plan shall be considered
               --------------
compensation for purposes of computing benefits under any retirement plan of the Company, a Designated Parent or a Designated Subsidiary nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability of benefits is related to the level of compensation.

          I.   Costs.  The Company shall bear all expenses included in
               -----
administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

          J.   Section 16(b) of the Exchange Act.  All elections and
               ---------------------------------
transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock shall be intended to comply with any applicable condition under Rule 16b-3 as then in effect. In such event, the Committee may at any time impose any limitations upon the exercise of an Option or issuance of Shares or other conditions which, in the Committee's discretion, are necessary or desirable in order to comply with Section 16(b) and the rules and regulations thereunder and may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

          K.  Death/Disability.  The Committee may in its discretion require the
              ----------------
transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.


XV.  ISSUANCE OF STOCK CERTIFICATES;
     LEGENDS; PAYMENT OF EXPENSES
     ----------------------------

          A.   Stock Certificates.  Upon any exercise of an Option and payment
               ------------------
of the exercise price as provided in such Option or lapse of restriction on a Restricted Share, a certificate or certificates for the Shares as to which such Award has been granted shall be issued by the Company in the name of the person or persons receiving such Award and shall be delivered to or upon the order of such person or persons.

          B.   Legends.  All certificates for shares of Common Stock delivered
               -------
under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or any national securities association system upon whose system the Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          If the Board or the Committee determines in its sole discretion, each Participant shall, upon any exercise or conversion of an Award, execute and deliver to the Company a written statement, in form satisfactory to the Company, representing and warranting that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (i) a registration statement on an appropriate form under the Securities Act, which registration statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act, and that in claiming such exemption the Participant will, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel approved by the Company as to the availability of such exception.

XVI. LISTING OF SHARES AND RELATED MATTERS
     -------------------------------------

          If the Company determines, in its discretion, that the listing, registration, or qualification of the Award or the Shares subject to the Award upon any securities exchange or under any state or federal securities or other law or regulation, or the exemption from such listing, registration or qualification requirements, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition to or in connection with the granting of an Option, the exercisability of an Award or the issue or purchase of Shares thereunder or the vesting of Restricted Shares, no Shares shall be issued upon the exercise of the Option unless the listing, registration, qualification, exemption, consent or approval has been effected or obtained free of any conditions not acceptable to the Company. The holder of the Option or Restricted Share will supply the Company with certificates, representations, and information that the Company requests and shall otherwise cooperate with the Company in obtaining the listing, registration, qualification, exemption, consent or approval. Without limiting the foregoing, no Shares shall be issued upon the exercise of an Option or vesting of Restricted Shares if the Company or the Committee determines that the issuance of shares upon exercise or vesting does not comply with any applicable federal and state securities laws. The Committee in its sole discretion may require as a condition of exercise of any Option, an opinion of counsel for the holder of the Option that shares to be issued upon exercise of the Option are exempt from registrations under the Securities Act or applicable state "blue sky" laws. If the Company or the Committee, as part of an offering of securities or otherwise, finds it desirable, because of federal or state regulatory requirements, to reduce the period during which any Options may be exercised, the Company or the Committee may, in its discretion and without the Participant's consent, reduce the exercise period on not less than 15 days' written notice to the Participant.


XVII.  WITHHOLDING OF TAXES
       --------------------

          The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

          The Committee may permit any such withholding obligation with regard to any Participant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. If the Company is subject to reporting under the Exchange Act, a person required to file reports under Section 16(a) of the Exchange Act with respect to securities of the Company may elect to have a sufficient number of shares of Common Stock withheld to fulfill such tax obligations (hereinafter a "Withholding Election") only if the election complies with such conditions as are necessary to prevent the withholding of such shares from being subject to
Section 16(b) of the Exchange Act. To the extent necessary under then current law, such conditions shall include the following: (x) the withholding election shall be subject to the disapproval of the Committee and (y) the withholding election shall be made (i) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date or is made in advance but takes effect during such period, (ii) six months before the Award becomes taxable, or (iii) during any other period in which a withholding election may be made under the provisions of Rule 16b-3 promulgated pursuant to the Act. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.